UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025
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ALTO NEUROSCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-41944	83-4210124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450, Mountain View, CA	94041
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 200-0412

N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ANRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 14, 2025, Alto Neuroscience, Inc. (the “Company”) reported financial results for the fiscal quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report") and is incorporated by reference herein.
The information in this Item 2.02 of this Current Report (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 13, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2025. Of the 27,072,129 shares outstanding as of the record date, 18,545,737 shares, or approximately 68.5%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of Directors

The Company’s stockholders approved the Class I director nominee recommended for election at the Annual Meeting to serve as director until the 2028 annual meeting of stockholders and until his successor is elected and qualified. The votes cast at the Annual Meeting regarding this proposal were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Husseini Manji, M.D.	11,784,602	3,651,684	3,109,451

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes cast at the Annual Meeting regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,477,226	58,610	9,901	0

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Alto Neuroscience, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTO NEUROSCIENCE, INC.

Dated: May 14, 2025	By:	/s/ Amit Etkin
Amit Etkin, M.D., Ph.D.
President and Chief Executive Officer